UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Finward Bancorp

(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FNWD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, the Board of Directors of Finward Bancorp, an Indiana corporation (the “Bancorp”), and the parent entity of Peoples Bank, an Indiana state-chartered commercial bank (the “Bank”), appointed Benjamin L. Schmitt to serve as the Bancorp’s and Bank’s permanent Senior Vice President, Chief Financial Officer and Treasurer, effective February 20, 2024. Robert T. Lowry, who had been serving as the Bancorp’s and Bank’s interim Chief Financial Officer and Treasurer (as previously reported pursuant to the Bancorp’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2023) will remain in his position as the Executive Vice President, Chief Operating Officer of the Bancorp and the Bank. Mr. Lowry had been serving as the interim Chief Financial Officer and Treasurer since January 1, 2024.

Mr. Schmitt, who is 43 years old, previously served as President of Rally Consulting LLC from August 2023 to February 2024, where he advised on special projects and managed strategic efforts of commercial and community banking clients. Previously, Mr. Schmitt served as Managing Director within the financial services investment banking group at Piper Sandler Companies from January 2020 to June 2023, where he advised banking clients on capital raising, merger and acquisition transactions, and other strategic advisory assignments. Previously, he worked at Sandler O’Neill & Partners, L.P. in a similar capacity serving banking clients, as Director from January 2013 to January 2020, and held other investment banking advisory positions at Sandler O’Neill from September 2004 to December 2012. Mr. Schmitt began his career as an investment analyst from 2003 to 2004 at Mercer Investment Consulting. Mr. Schmitt received his Bachelor of Business Administration degree in Finance with Honors from the University of Iowa Tippie College of Business.

Mr. Schmitt will receive an annual base salary of $235,000 and is employed on an at-will basis. Mr. Schmitt also will be eligible to participate in the Bancorp’s executive annual incentive plan and equity-based incentive programs available to the Bancorp’s other executive officers. Mr. Schmitt did not enter into an employment agreement in connection with his appointment. Information regarding any grant or award to Mr. Schmitt, or any other material plan, contract, or arrangement to be entered into between the Bancorp and Mr. Schmitt, in connection with his appointment has not been finalized and, therefore, is unavailable at this time. The Bancorp will report such information, when it becomes available, in a Current Report on Form 8-K filed with the SEC.

There is no arrangement or understanding between Mr. Schmitt and any other persons or entities pursuant to which Mr. Schmitt was appointed as Senior Vice President, Chief Financial Officer and Treasurer. There is no family relationship between Mr. Schmitt and any member of the Board or any executive officer of the Bancorp, and there are no transactions between the Bancorp and Mr. Schmitt that require disclosure under Item 404(a) of Regulation S-K.

On February 20, 2024, the Bancorp issued a press release regarding the appointment of Mr. Schmitt as Senior Vice President, Chief Financial Officer and Treasurer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward. For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the Securities and Exchange Commission (“SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the Bank’s ability to demonstrate compliance with the terms of the previously disclosed consent order and memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation (“FDIC”) and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Finward or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated February 21, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: February 21, 2024

	By:	/s/ Robert T. Lowry
Printed Name: Robert T. Lowry
Title: Executive Vice President, Chief Operating Officer